UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36099

Delaware	461315605
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

301 Harper Drive, Suite 110

Moorestown, NJ 08057

(Address of principal executive offices, including zip code)

877.870.7005

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 10, 2015, Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), held its annual meeting of security holders. Each of the following five nominees to the board of directors was elected based on the votes for, votes withheld and broker non-votes set forth below after each respective name:

Name	Votes For	Votes Withheld	Broker Non-Vote
Stanley C. Middleman	4,845,482	15,662	1,875,948
Jeffrey B. Lown II	4,841,340	19,804	1,875,948
Jonathan Kislak	4,835,356	25,788	1,875,948
Joseph Murin	4,835,661	25,483	1,875,948
Regina Lowrie	4,848,295	12,849	1,875,948

The Company’s security holders also ratified the appointment of Ernst & Young LLP as the Company’s independent public auditors for 2015 based on the following votes for, votes against, abstentions and broker non-votes:

Votes For	Votes Against	Abstentions
6,696,988	29,292	10,812

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

Date: June 11, 2015	By:	/s/ Martin Levine
	Name:	Martin Levine
	Title:	Chief Financial Officer

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